Exhibit 99.2
Filed by Sirenza Pursuant to Rule 14a-12
     Under the Securities Exchange Act of 1934
Subject Company: Sirenza Microdevices, Inc.
Commission File No.: 000-30615

Investor Presentation /

Safe Harbor This presentation includes "forward-looking statements" within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to the timing of the merger and satisfaction of conditions to the merger, whether any anticipated benefits of the merger will be realized, including future competitive positioning and business synergies, future expectations that the merger will be accretive to non-GAAP earnings per share, future market demand, future benefits to stockholders and future economic and industry conditions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent the current judgment and expectations of the respective companies, but the actual results, events and performance of each company and of the combined company following the merger are subject to risks and uncertainties and could differ materially from those expressed or implied by forward-looking statements. The companies do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws. The potential risks and uncertainties include, but are not limited to: potential difficulties that may be encountered in integrating the merged businesses; potential uncertainties regarding market acceptance of the combined company; uncertainties as to the timing of the merger, approval of the transaction by the stockholders of the companies and the satisfaction of other closing conditions to the transaction, including the receipt of regulatory approvals; competitive responses to the merger; an economic downturn; variability in quarterly operating results, the rate of growth and development of wireless markets, risks associated with the operation of RFMD's wafer fabrication facilities, molecular beam epitaxy facility, assembly facility and test and tape and reel facilities, its ability to attract and retain skilled personnel and develop leaders, variability in production yields, its ability to reduce costs and improve gross margins by implementing innovative technologies, its ability to bring new products to market, its ability to adjust production capacity in a timely fashion in response to changes in demand for its products, dependence on a limited number of customers, and dependence on third parties. These and other risks and uncertainties, which are described in more detail in RFMD's and Sirenza's most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

Additional Information and Where to Find It RFMD intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and related documents in connection with this transaction. Investors are urged to read these filings when they become available because they will contain important information concerning the transaction. Investors may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission at the SEC's website at www.sec.gov. In addition, RFMD and Sirenza security holders may obtain free copies of documents filed by either company with the Securities and Exchange Commission by contacting (i) Douglas DeLieto, Vice President of Investor Relations, at 336.931.7968; or (ii) Jodi Bochert, Investor Relations, at 303.327.3193. RFMD, Sirenza and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RFMD and the stockholders of Sirenza in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of RFMD is also included in RFMD's proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2007. Additional information regarding the directors and executive officers of Sirenza is also included in Sirenza's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from the Investor Relations Departments of RFMD and Sirenza by contacting the individuals identified above.

What We Announced The World's Largest, Most Diversified and Best Positioned RF Company A leader in high-performance, highly integrated RF solutions A leader across all major growth markets Excellent growth and earnings profile Ability to capitalize on cellular RF expertise across multiple markets with > $20bn TAM

A Complementary Combination of RF Leaders A leader in wireless handset solutions (PAs, Front End Modules, GaAs, Transceivers) Focused on high levels of integration Expertise in high volume manufacturing R&D and systems driven philosophy Deep relationships with all leading handset OEMs and ODMs Expertise in managing high performance Fabs A leader in high growth multi-market segments such as Cellular Infrastructure, CATV and WiMAX Focused on low/mid levels of integration Expertise in low volume, high mix manufacturing Focus on breadth of product portfolio and service oriented solutions Broad customer base across diversified end markets Fabless operations

Powerful Financial Combination Accelerates top line growth Improves operating leverage Improves margin profile Deep penetration of high growth markets Reduces volatility Diversifies revenue / end markets Diversifies customer base Meaningful opportunities for cost savings Accretive to non-GAAP EPS within six months of closing, with modest synergies assumed

Leverages Expanded RF Core Competencies Into New Markets Antenna Attenuator Coupler Demodulator FEMs Filter Isolator Low noise amplifier Mixers Modulator PLL Power amplifier Splitter Switch Synthesizers Transceivers Upconverters VCO PLL Reg RF SA W LNA PA SWITCH Vcc Inductor Inductor Baseband IC TCXO Control Bus PLL Reg Control Control Vcc RF SA W IF SAW Into Expanded Market Opportunity Cellular Wireless Connectivity Aerospace & Defense Standard Products Wireless Infrastructure Broadband/CATV Industrial Medical Consumer Driving Higher Levels of Integration... Creating a Broader Product Set... Expanding RF Technology Base... Semiconductor Technologies GaN GaAs SiGe

Increases Total Addressable Market (1) ~ $12bn TAM > $20bn TAM (1) Source: Management estimates. Significantly increases addressable market Capitalize on strengths of both firms to improve market position across all segments Increase dollar content penetration of existing markets Unrivaled opportunity to capture RF dollars across multiple markets Multi-Market Opportunities Cellular TAM

Drives Further Diversification Pro Forma Combination creates a new multi-market segment to complement our cellular business Note: Quarterly revenues ended 6/30/07.

High-Growth Multi-Market Opportunity Note: Quarterly revenues ended 6/30/07. TAM: $14bn High Growth High Margins Diversified End Markets: Wireless Connectivity Aerospace & Defense Standard Products Wireless Infrastructure Broadband/CATV Industrial Medical Consumer Broad Customer Base: Thousands of Customers Leading customers in each end market

Wireless Infrastructure Cellular Broadband / CATV Consumer / Wireless Access Aerospace / Defense Expands Customer Base Complementary product portfolios increases penetration across a broad range of customers / Wireless Infrastructure Cellular Broadband / CATV Consumer / Wireless Access Aerospace / Defense

Significant Management Strength Combined RF management experience of 100+ years Expertise in managing innovation in highly competitive markets Extensive experience managing high levels of growth Successful track record of M&A integration Bob Bruggeworth - 8 Yrs at RFMD Bob Van Buskirk - 8 Yrs at Sirenza Has held various management positions at RFMD, previously at AMP Inc. from 1983 to 1999 CEO of Sirenza since 1999 with prior senior management roles at Multilink Technology and TRW

Cellular Products Group RFMD is a leader in: Cellular front ends Open market EDGE RF solutions Next generation standards WLAN front ends in handsets Soft GPS commercialization Market Drivers Cellular Front Ends (2) CAGR: 22.3% ($mm) Cellular front ends becoming more complex Number of simultaneous operating radios increasing GaAs content increasing Customers want higher levels of integration Outsourcing of RF components by handset vendors PowerAmp and Front End Modules (1) (1) Source: Gartner, 2007. (2) Source: Gartner and Management estimates. Extending our leadership in cellular through investments in technology and integration

Multi-Market Products Group: Wireless Infrastructure Deep relationships with 5 of top 7 OEMs Well positioned in China 3G build-out Huawei, ZTE, Datang, TD Tech Track record of growing faster than the market Market Size CAGR: 5.2% ($mm) Network upgrades in North America and Europe Ever increasing demand for data/video services Accelerating infrastructure build-out in China/India Market Drivers Positioned to deliver highly integrated RF solutions to address new OEM demand

WiMAX and 3G favor high performance RF semiconductor technologies - GaN, GaAs, SiGe Expanding presence in WLAN front end modules for 802.11n and 802.16e Over 140 products High efficiency linear PAs Integrated ICs Low noise signal sources Passive components Positioned to lead end-to-end WiMAX applications from infrastructure to CPE and terminals Millions of Units ..11n Penetration of WLAN Market Worldwide WiMAX Subscribers Multi-Market Products Group: Wireless Connectivity

Serving 3 of top 4 CATV transmission OEMs Motorola C-Cor Teleste Key technology performance advantages in power amplifiers....can leverage GaN Well positioned for future upgrade cycles, i.e. 1.2 GHz Aggressive roll-out of triple play Switched digital video in trials 1 GHz upgrade cycle underway Node splitting driving demand for optical transceivers Digital TV Worldwide Tuner Potential (mm units) Market Drivers Positioned to capture the upgrade cycle in both transmission equipment and set-top boxes Push Pull Amplifier Power Doubler Amplifier Reverse Path Amplifier CATV Line Amplifier Block Diagram Multi-Market Products Group: Broadband / CATV

Long history of support of NASA and DOD programs High quality, reliable high performance solutions Strong potential for GaN to address high frequency opportunities Current footprint in microwave and millimeter-wave products Increased broadband communication requirements driving satellite growth Homeland security investments Healthy and stable ASPs A&D RF Component Market TAM ($mm) Market Drivers Foundation in place for future growth in high frequency applications Multi-Market Products Group: Aerospace and Defense

Merger Summary Total Offer Value: Consideration Per Sirenza Share: Pro Forma Ownership: Board Representation: Conditions: Target Closing: Approximately $900mm in cash and stock $5.56 cash and 1.7848 RFMD shares RFMD 67% / Sirenza 33% RFMD 9 / Sirenza 2 Customary conditions including affirmative majority vote by RFMD and Sirenza shareholders December 2007 quarter Tax Treatment: The transaction is intended to allow all or a portion of the consideration receivable in RFMD stock to be tax-free to Sirenza stockholders Implied Value Per Sirenza Share: $16.64 or 17% premium based on closing prices as of August 10, 2007 Accretive to non-GAAP EPS within six months of closing, with modest synergies assumed

Accelerating Industry Leadership Note: LTM revenues as of 6/30/07. ($mm) Revenues

Accelerating Revenue and Margin Growth FY'06 - FY'07 Rev Growth FY'07 Gross Margin FY'07 Operating Income Margin Note: All margins are expressed as non-GAAP. See appendix for GAAP to non-GAAP reconciliations. (1) Sirenza statistics adjusted to LTM as of 3/30/07 to reflect RFMD's fiscal year end. (1) (1) (1)

Revenue $41 - $44 $46.7 $46 - $50 EPS (1) $0.13 - $0.15 $0.17 $0.16 - $0.18 Strong Momentum for Both RFMD and Sirenza Revenue $215 - $230 $211.6 $230 - $245 EPS (1) $0.02 - $0.04 $0.04 $0.06 - $0.07 Original Guidance Actual Quarter ended 6/30/07 Quarter ended 6/30/07 Guidance incorporates share gains in Nokia and Samsung POLARISTM 3 production commences Announces supplier relationship with top-5 OEM Share gains in Sony-Ericsson and Samsung Key Highlights 20% sequential growth driven by cellular basestation, WiMAX and cable infrastructure businesses Non-GAAP gross margin improvement of 340 bps Transition to Shanghai facility on track for CY'07 completion Huawei / ZTE drives growth in the mobile wireless segment Key Highlights Note: Dollars in millions except for per share data. (1) Non-GAAP EPS. See appendix for GAAP to non-GAAP reconciliations. September Quarter Guidance Original Guidance Actual September Quarter Guidance

Complementary Combination with Significant Opportunity for Synergies Identified synergies of $7mm annually Improved supply chain management Procurement savings Test efficiencies Wafer production savings Consolidate corporate overhead Capitalize on R&D and GaAs capabilities Long-term upside expected in margins and growth No meaningful product or revenue overlap Accretive to non-GAAP EPS within six months of closing, with modest synergies assumed

Long-Term Target Model Sales Growth Gross Margin Operating Margin Cellular Multi-Market >15% >20% > 35% > 50% > 15% > 20%

The World's Largest, Most Diversified and Best Positioned RF Company

Thank You! Questions & Answers /

Appendix

2006 Market Share (1) RFMD Company Overview Digital Subscriber RF Devices NASDAQ: RFMD (www.rfmd.com) Headquarters: Greensboro, North Carolina RFMD is a leader in: Power amplifier modules Open market EDGE radios Transmit modules WCDMA power amplifiers WLAN front-ends in handsets GaN commercialization Soft GPS commercialization RFMD is winning in the highest growth segments of wireless markets Overview PowerAmp and Front End Modules (1) Source: Gartner, 2007.

Sirenza Company Overview NASDAQ: SMDI (www.sirenza.com) Headquarters: Broomfield, Colorado 5 consecutive years of annual revenue growth 15 consecutive quarters of positive operating cash flow History of successful acquisitions Bob Van Buskirk President and CEO since May 1999 Quarterly Revenues Overview Quarterly Gross Margins (1) (1) GAAP gross margins from company filings.

Cellular Front Ends (1) (1) Source: Gartner and Management estimates. (2) Value as of 2008. CAGR from 2008 - 2011. ($mm) '07 - '11 CAGR (19.2%) (60.5%) 19.7% 57.8% 1.3% 227.1%(2) 17.5% 55.3% 33.4% 2007E (mm) $15.8 55.7 2.1 6.6 83.5 4.2 (2) 557.5 149.4 ^ Other (iDEN, PDC et al) ^ DCS/PCS ^ TD-SCDMA ^ GSM+CDMA2000 ^ CDMA2000 ^ 4G ^ GPRS ^ WCDMA ^ EDGE 574.2

Global Footprint US-West Chandler, AZ (DC) Irvine, CA (DC) Scotts Valley, CA (DC) Carlsbad, CA (DC) Broomfield, CO (DC, FO & HQ) San Jose, CA (S & DC) Tempe, AZ (DC) Torrance, CA (DC) American Fork, UT (DC) Europe United Kingdom (S & SC) Denmark (DC) France (S,SC & DC) Germany (S, FO & DC) Sweden (S) Asia Beijing, China (FO,S & SC) Korea (S & SC) Taiwan (S & SC) Japan (S) Shanghai, China (DC, FO & S) Shenzhen, China (S & SC) Bangalore, India (S) HQ=Headquarters DC=Design Center S=Sales SC=Support Center FO=Factory Operations L=Liason Office US-Midwest Cedar Rapids, IA (DC) Chicago, IL (S & L) US-East Billerica, MA (DC) US-South Greensboro, NC (HQ) Charlotte, NC (DC) Richardson, TX (DC) ^ RFMD ^ Sirenza ^ Both

RF Micro Devices GAAP to Non-GAAP Reconciliation Quarter Ended June 30, 2007 Fiscal Year Ended March 31, 2007

Sirenza Microdevices GAAP to Non-GAAP Reconciliation Quarter Ended June 30, 2007 Pro Forma Fiscal Year Ended March 31, 2007